Exhibit 24





DATE:     March 2, 1998

TO:       Louis E. Buck, Jr.
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney; 1997 Form 10-K


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned, in their respective capacities as directors and/or officers of said Company as specified in Attachment I, do each hereby make, constitute and appoint Louis E. Buck, Jr. and Laurence
M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

Entergy Corporation




By:  /s/ Edwin Lupberger
 Edwin Lupberger
 Chairman of the Board, President
 Chief Executive Officer and
 Principal Financial Officer

   /s/ W. Frank Blount                    /s/ John A. Cooper, Jr.
     W. Frank Blount                        John A. Cooper, Jr.




  /s/ Lucie J. Fjeldstad                   /s/ Norman C. Francis
    Lucie J. Fjeldstad                       Norman C. Francis




   /s/ Robert v.d. Luft                     /s/ Edwin Lupberger
     Robert v.d. Luft                         Edwin Lupberger




  /s/ Kinnaird R. McKee                     /s/ Paul W. Murrill
    Kinnaird R. McKee                         Paul W. Murrill




   /s/ James R. Nichols                     /s/ Eugene H. Owen
     James R. Nichols                         Eugene H. Owen




 /s/ John N. Palmer, Sr.                    /s/ Robert D. Pugh
   John N. Palmer, Sr.                        Robert D. Pugh




/s/ Bismark A. Steinhagen                 /s/ Wm. Clifford Smith
  Bismark A. Steinhagen                     Wm. Clifford Smith

Entergy Corporation

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors - W. Frank Blount, John A. Cooper, Jr., Lucie J. Fjeldstad, Norman C. Francis, Robert v.d. Luft, Kinnaird R. McKee, Edwin Lupberger, Paul W. Murrill, James R. Nichols, Eugene H. Owen, John N. Palmer, Sr., Robert D. Pugh, Wm. Clifford Smith, Bismark A. Steinhagen.

DATE:     March 2, 1998

TO:       Louis E. Buck, Jr.
          Laurence M. Hamric

FROM:     Edwin Lupberger, et. al.

SUBJECT:  Power of Attorney; 1997 Form 10-K


Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., System Energy Resources, Inc., and Entergy London Investments plc (collectively referred to herein as the Companies) will file with the Securities and Exchange Commission their respective Annual Reports on Form 10-K for the year ended December 31, 1997 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned, in their respective capacities as directors and/or officers of said Companies as specified in Attachment I, do each hereby make, constitute and appoint Louis E. Buck and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

Entergy Arkansas, Inc.
Entergy Gulf States, Inc.
Entergy Louisiana, Inc.
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Entergy London Investments plc

By: /s/ Edwin Lupberger
       Edwin Lupberger
       Chairman of the Board
       Chief Executive Officer and
       Principal Financial Officer

 /s/ Michael B. Bemis
   Michael B. Bemis




 /s/ John J. Cordaro                  /s/ Karen R. Johnson
   John J. Cordaro                      Karen R. Johnson




/s/ Frank F. Gallaher                 /s/ Donald C. Hintz
  Frank F. Gallaher                     Donald C. Hintz




 /s/ Jerry D. Jackson                  /s/ R. Drake Keith
   Jerry D. Jackson                      R. Drake Keith




 /s/ Edwin Lupberger                  /s/ Jerry L. Maulden
   Edwin Lupberger                      Jerry L. Maulden



/s/ Donald E. Meiners                 /s/ Daniel F. Packer
  Donald E. Meiners                     Daniel F. Packer

Entergy Arkansas, Inc.

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors -Frank F. Gallaher, Donald C. Hintz, Jerry D. Jackson, R. Drake Keith, Edwin Lupberger, Jerry L. Maulden.

Entergy Gulf States, Inc.

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors - John J. Cordaro, Frank F. Gallaher, Donald C. Hintz, Jerry D. Jackson, Karen R. Johnson, Edwin Lupberger, Jerry L. Maulden.

Entergy Louisiana, Inc.

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors - Frank F. Gallaher, John J. Cordaro, Donald C. Hintz, Jerry D. Jackson, Edwin Lupberger, Jerry L. Maulden.

Entergy Mississippi, Inc.

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors -Frank F. Gallaher, Donald C. Hintz, Jerry D. Jackson, Edwin Lupberger, Jerry L. Maulden, Donald E. Meiners.

Entergy New Orleans, Inc.

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors - Jerry D. Jackson, Edwin Lupberger, Jerry L. Maulden, Daniel F.
Packer.

System Energy Resources, Inc.

President, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer) - Donald C. Hintz

Chairman of the Board and Principal Financial Officer (principal financial officer) - Edwin Lupberger

Directors - Donald C. Hintz, Edwin Lupberger, Jerry L. Maulden.

Entergy London Investments plc

Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Director (principal executive officer and principal financial officer) - Edwin Lupberger

Directors - Michael B. Bemis, Edwin Lupberger